SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 27, 2009

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


							Page 1 of 2 pages

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Arthur C. Holdsworth, III has submitted his resignation from the Registrant's Board of Directors effective midnight, October 28, 2009.

Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 27, 2009, the By-Laws of the Registrant were amended and restated to affect a change in Article III, Section 1 of the By-Laws, which change decreased the minimum number of directors from three to two. Such change was the only substantive change made with respect to the By-Laws. The foregoing description of the amendment to the By-Laws is qualified in its entirety by reference to the amended and restated By-Laws, a copy of which is attached as Exhibit 3(d) and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(d) Amended and Restated By-Laws of Transtech Industries, Inc.


	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)


	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  October 28, 2009